UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective September 30, 2016, Bioanalytical Systems, Inc. (the “Company”) entered into a Third Forbearance Agreement and Fourth Amendment to Credit Agreement (the “Third Forbearance Agreement”) with Huntington National Bank (“Huntington Bank”). Pursuant to the Third Forbearance Agreement, Huntington Bank agreed to forbear from exercising its rights and remedies under the Company’s credit facility (the “Credit Agreement”) and from terminating the Company’s related swap agreement with respect to the Company’s non-compliance with applicable financial covenants under the Credit Agreement and any further non-compliance with such covenants during the Forbearance Period until October 31, 2016 (the “Forbearance Period”).

The terms of the Third Forbearance Agreement are materially consistent with the terms of the Second Forbearance Agreement and Third Amendment to Credit Agreement between the Company and Huntington Bank, effective June 30, 2016 (the “Second Forbearance Agreement”), except that the Third Forbearance Agreement (i) amends the maturity dates for the term and revolving loans under the Credit Agreement to October 31, 2016, (ii) removes the additional financial covenant contained in the Second Forbearance Agreement; and (iii) extends the date by which the Company’s consultant must deliver its report to Huntington Bank evaluating various matters concerning the Company to October 14, 2016; and (iv) removes the requirement to terminate the Company’s commercial card account agreement since this has been completed by the Company. In connection with its entry into the Third Forbearance Agreement, the Company agreed to reimburse Huntington Bank for certain legal fees and to pay a loan forbearance fee.

The foregoing description of the Third Forbearance Agreement is a summary only and is qualified in its entirety by reference to the Third Forbearance Agreement, a copy of which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

10.1	Third Forbearance Agreement and Fourth Amendment to Credit Agreement by and between Bioanalytical Systems, Inc. and Huntington National Bank, dated September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: October 3, 2016	By:	/s/ Jill C. Blumhoff
Jill C. Blumhoff
Chief Financial Officer, Vice President of Finance

Exhibit Index

Exhibit No.	Description

10.1	Third Forbearance Agreement and Fourth Amendment to Credit Agreement by and between Bioanalytical Systems, Inc. and Huntington National Bank, dated September 30, 2016.